                                                                    EXHIBIT 24.2

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act of 1933, Santa Fe Energy Resources, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto
duly authorized, in the City of Houston, State of Texas, on March   , 1995.

                                      SANTA FE ENERGY RESOURCES, INC.



                                      By:
                                         --------------------------------------
                                         James L. Payne, Chairman of the Board,
                                         President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

     Know all men by these presents, that each of the undersigned officers and directors of Santa Fe Energy Resources, Inc. hereby constitutes and appoints James L. Payne, R. Graham Whaling and David L. Hicks, and each or any of them, as his or her true and lawful attorneys-in-fact and agents, with full power of substitution, for him or her and in his or her name, place and stead, in any and all capacities to sign any or all amendments or post-effective amendments to this Registration Statement, and to file the same, and with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof.

              SIGNATURE                                 TITLE                        DATE
              ---------                                  ----                        ----
  -------------------------------       Chairman of the Board, President and    March   , 1995
           James L. Payne                 Chief Executive Officer and
                                          Director (Principal executive
                                          officer)

  -------------------------------       Senior Vice President and Chief         March   , 1995
          R. Graham Whaling               Financial Officer (Principal
                                          financial and accounting officer)

  -------------------------------       Director                                March   , 1995
           Rod F. Dammeyer

  -------------------------------       Director                                March   , 1995
         William E. Greehey

       /s/  MELVYN N. KLEIN             Director                                March 28, 1995
  -------------------------------
           Melvyn N. Klein

              SIGNATURE                                 TITLE                        DATE
              ---------                                 -----                        ----
   -----------------------------         Director                                March   , 1995
           Robert D. Krebs

   -----------------------------         Director                                March   , 1995
          Allan V. Martini

   -----------------------------         Director                                March   , 1995
          Michael A. Morphy

   -----------------------------         Director                                March   , 1995
         Reuben F. Richards

   -----------------------------         Director                                March   , 1995
          David M. Schulte

   -----------------------------         Director                                March   , 1995
           Marc J. Shapiro

   -----------------------------         Director                                March   , 1995
           Robert F. Vagt

   -----------------------------         Director                                March   , 1995
         Kathryn D. Wriston